Exhibit 99.1

CVR Energy Reports 2017 First Quarter Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (April 27, 2017) - CVR Energy, Inc. (NYSE: CVI) today announced net income of $22.2 million, or 26 cents per diluted share, on net sales of $1,507.1 million for the first quarter of 2017, compared to a net loss of $16.2 million, or 19 cents per diluted share, on net sales of $905.5 million for the 2016 first quarter. First quarter 2017 adjusted EBITDA, a non-GAAP financial measure, was $80.4 million, compared to first quarter 2016 adjusted EBITDA of $36.2 million.

“For the 2017 first quarter, CVR Partners reported strong operational performance with high on-stream rates at both its Coffeyville, Kansas, and East Dubuque, Illinois, fertilizer facilities,” said Jack Lipinski, CVR Energy’s chief executive officer.

“CVR Refining’s Coffeyville and Wynnewood, Oklahoma, refineries performed exceptionally well during the 2017 first quarter, posting a quarterly record for combined crude oil throughput of 214,369 barrels per day (bpd),” Lipinski said. “In addition, the joint venture between subsidiaries of CVR Refining and Velocity Midstream Partners recently completed construction of the crude oil pipeline connecting the Wynnewood refinery with the SCOOP play in central Oklahoma. The pipeline commenced operations in mid-April.

“As I mentioned in the CVR Refining first quarter news release, the Renewable Fuel Standard continues to be a disaster searching for a solution,” he continued. “The wild volatility in the market for Renewable Identification Numbers (RINs) during the first quarter once again proves that RINs are not fundamentally priced but are in fact manipulated. The cost to produce a D-6 ethanol RIN is currently between 6 cents and 10 cents, yet it trades 40 cents higher. This is the price manipulation in the market that must stop and CVR Refining supports the efforts of the many refiners and independent gas station dealers to reform this misguided regulation.”

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported first quarter 2017 operating income of $66.0 million on net sales of $1,423.5 million, compared to an operating loss of $56.0 million on net sales of $834.0 million in the first quarter of 2016.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $11.54 in the 2017 first quarter, compared to $7.19 during the same period in 2016. Direct operating expenses (exclusive of depreciation and amortization), including major scheduled turnaround expenses, per crude oil throughput barrel, for the 2017 first quarter were $5.29, compared to $7.02 in the first quarter of 2016.

First quarter 2017 throughputs of crude oil and all other feedstocks and blendstocks totaled 228,612 bpd, compared to first quarter 2016 throughputs of crude oil and all other feedstocks and blendstocks of 195,859 bpd.

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners and includes the Coffeyville and East Dubuque fertilizer facilities, reported first quarter 2017 operating income of $5.3 million on net sales of $85.3 million, compared to operating income of $19.7 million on net sales of $73.1 million for the first quarter of 2016.

For the first quarter of 2017, consolidated average realized gate prices for UAN and ammonia were $160 per ton and $308 per ton, respectively. Average realized gate prices for UAN and ammonia for the Coffeyville facility were $209 per ton and $367 per ton, respectively, for the same period in 2016.

CVR Partners’ fertilizer facilities produced a combined 219,200 tons of ammonia during the first quarter of 2017, of which 80,000 net tons were available for sale while the rest was upgraded to other fertilizer products, including 341,900 tons of UAN. In the 2016 first quarter, the Coffeyville facility produced 113,700 tons of ammonia, of which 15,100 net tons were available for sale while the remainder was upgraded to 248,200 tons of UAN.

Cash, Debt and Dividend

Consolidated cash and cash equivalents was $803.6 million at March 31, 2017. Consolidated total debt was $1,165.2 million at March 31, 2017. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

CVR Energy also announced a first quarter 2017 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on May 15, 2017, to stockholders of record on May 8, 2017.

Today, CVR Partners announced a 2017 first quarter cash distribution of 2 cents per common unit. CVR Refining announced that it will not pay a cash distribution for the 2017 first quarter.

First Quarter 2017 Earnings Conference Call

CVR Energy previously announced that it will host its first quarter 2017 Earnings Conference Call for analysts and investors on Thursday, April 27, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1003/20616. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at https://www.webcaster4.com/Webcast/Page/1003/20616. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13659740.

# # #

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 66 percent of the common units of CVR Refining and 34 percent of the common units of CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited other than the balance sheet data as of December 31, 2016).

	Three Months Ended March 31,
	2017	2016
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,507.1	$905.5
Operating costs and expenses:
Cost of materials and other	1,221.2	736.8
Direct operating expenses(1)	138.1	141.4
Depreciation and amortization	48.6	37.9
Cost of sales	1,407.9	916.1
Selling, general and administrative expenses(1)	29.1	27.2
Depreciation and amortization	2.5	2.1
Operating income (loss)	67.6	(39.9)
Interest expense and other financing costs	(27.0)	(12.1)
Interest income	0.2	0.2
Gain (loss) on derivatives, net	12.2	(1.2)
Other income, net	—	0.3
Income (loss) before income tax expense (benefit)	53.0	(52.7)
Income tax expense (benefit)	14.8	(21.8)
Net income (loss)	38.2	(30.9)
Less: Net income (loss) attributable to noncontrolling interest	16.0	(14.7)
Net income (loss) attributable to CVR Energy stockholders	$22.2	$(16.2)

Basic and diluted earnings (loss) per share	$0.26	$(0.19)
Dividends declared per share	$0.50	$0.50

Adjusted EBITDA*	$80.4	$36.2
Adjusted net income*	$23.1	$8.4
Adjusted net income per diluted share*	$0.27	$0.10

Weighted-average common shares outstanding - basic and diluted	86.8	86.8
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses and selling, general and administrative expenses for the three months ended March 31, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

	As of March 31, 2017	As of December 31, 2016
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$803.6	$735.8
Working capital	787.9	749.6
Total assets	4,053.2	4,050.2
Total debt, including current portion	1,165.2	1,164.6
Total CVR stockholders’ equity	836.9	858.1

	Three Months Ended March 31,
	2017	2016
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$137.2	$21.6
Investing activities	(25.6)	(51.7)
Financing activities	(43.8)	(53.2)
Net cash flow	$67.8	$(83.3)

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as serve as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the three months ended March 31, 2017 are included in CVR Refining’s press release dated April 27, 2017. The Nitrogen Fertilizer segment is operated by CVR Partners, LP (“CVR Partners”), in which we own approximately 34% of the common units as of March 31, 2017 and serve as the general partner. On April 1, 2016, CVR Partners completed the merger (the "East Dubuque Merger") whereby CVR Partners acquired a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility"). The Nitrogen Fertilizer segment consists of a nitrogen fertilizer manufacturing facility located in Coffeyville, Kansas, and the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Detailed operating results for the Nitrogen Fertilizer segment for the three months ended March 31, 2017 are included in CVR Partners’ press release dated April 27, 2017.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended March 31, 2017
Net sales	$1,423.5	$85.3	$(1.7)	$1,507.1
Cost of materials and other	1,201.3	21.8	(1.9)	1,221.2
Direct operating expenses (1)	89.2	35.9	0.1	125.2
Major scheduled turnaround expenses	12.9	—	—	12.9
Selling, general and administrative	20.0	6.9	2.2	29.1
Depreciation and amortization	34.1	15.4	1.6	51.1
Operating income (loss)	$66.0	$5.3	$(3.7)	$67.6

Capital expenditures	$19.6	$4.1	$0.5	$24.2

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended March 31, 2016
Net sales	$834.0	$73.1	$(1.6)	$905.5
Cost of materials and other	722.3	16.3	(1.8)	736.8
Direct operating expenses (1)	88.3	23.7	—	112.0
Major scheduled turnaround expenses	29.4	—	—	29.4
Selling, general and administrative	18.5	6.4	2.3	27.2
Depreciation and amortization	31.5	7.0	1.5	40.0
Operating income (loss)	$(56.0)	$19.7	$(3.6)	$(39.9)

Capital expenditures	$44.0	$1.7	$1.8	$47.5

(1)	Excluding turnaround expenses.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
March 31, 2017
Cash and cash equivalents	$408.8	$81.5	$313.3	$803.6
Total assets	2,371.8	1,328.4	353.0	4,053.2
Total debt, including current portion	541.4	623.8	—	1,165.2

December 31, 2016
Cash and cash equivalents	$314.1	$55.6	$366.1	$735.8
Total assets	2,331.9	1,312.2	406.1	4,050.2
Total debt, including current portion	541.5	623.1	—	1,164.6

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for three months ended March 31, 2017 are included in CVR Refining’s press release dated April 27, 2017.

	Three Months Ended March 31,
	2017	2016
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$1,423.5	$834.0
Operating costs and expenses:
Cost of materials and other	1,201.3	722.3
Direct operating expenses(1)	89.2	88.3
Major scheduled turnaround expenses	12.9	29.4
Depreciation and amortization	33.3	30.9
Cost of sales	1,336.7	870.9
Selling, general and administrative expenses(1)	20.0	18.5
Depreciation and amortization	0.8	0.6
Operating income (loss)	66.0	(56.0)
Interest expense and other financing costs	(11.2)	(10.8)
Gain (loss) on derivatives, net	12.2	(1.2)
Income (loss) before income tax expense	67.0	(68.0)
Income tax expense	—	—
Net income (loss)	$67.0	$(68.0)

Gross profit (loss)	$86.8	$(36.9)
Refining margin*	$222.2	$111.7
Refining margin adjusted for FIFO impact*	$222.5	$120.5
Adjusted Petroleum EBITDA*	$114.5	$35.1
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expense and selling, general and administrative expenses for the three months ended March 31, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

	Three Months Ended March 31,
	2017	2016
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$4.50	$(2.20)
Refining margin*	11.52	6.67
FIFO impact, unfavorable	0.02	0.52
Refining margin adjusted for FIFO impact*	11.54	7.19
Direct operating expenses and major scheduled turnaround expenses	5.29	7.02
Direct operating expenses excluding major scheduled turnaround expenses	4.63	5.27
Direct operating expenses and major scheduled turnaround expenses per barrel sold	4.97	6.40
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.34	$4.80
Barrels sold (barrels per day)	228,522	201,970
______________________________
* See “Use of Non-GAAP Financial Measures” below.

	Three Months Ended March 31,
Petroleum Segment Summary	2017		2016
Refining Throughput and Production Data (bpd):
Throughput:
Sweet	197,853	86.6%	170,728	87.2%
Medium	—	—%	1,513	0.8%
Heavy sour	16,516	7.2%	11,914	6.0%
Total crude oil throughput	214,369	93.8%	184,155	94.0%
All other feedstocks and blendstocks	14,243	6.2%	11,704	6.0%
Total throughput	228,612	100.0%	195,859	100.0%
Production:
Gasoline	118,955	51.9%	105,878	54.2%
Distillate	89,907	39.2%	77,996	39.9%
Other (excluding internally produced fuel)	20,298	8.9%	11,519	5.9%
Total refining production (excluding internally produced fuel)	229,160	100.0%	195,393	100.0%
Product price (dollars per gallon):
Gasoline	$1.54		$1.04
Distillate	1.58		1.05

	Three Months Ended March 31,
	2017	2016
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$51.78	$33.63
Crude Oil Differentials:
WTI less WTS (light/medium sour)	1.42	0.13
WTI less WCS (heavy sour)	13.77	13.62
NYMEX Crack Spreads:
Gasoline	14.68	15.84
Heating Oil	15.54	11.91
NYMEX 2-1-1 Crack Spread	15.11	13.88
PADD II Group 3 Basis:
Gasoline	(1.96)	(5.88)
Ultra Low Sulfur Diesel	(1.58)	(1.01)
PADD II Group 3 Product Crack Spread:
Gasoline	12.71	9.97
Ultra Low Sulfur Diesel	13.96	10.90
PADD II Group 3 2-1-1	13.34	10.43

	Three Months Ended March 31,
	2017	2016
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$951.3	$528.0
Cost of materials and other	808.4	462.7
Direct operating expenses(1)	50.7	47.6
Major scheduled turnaround expenses	—	29.4
Depreciation and amortization	19.1	16.8
Gross profit (loss)	73.1	(28.5)
Add:
Direct operating expenses(1)	50.7	47.6
Major scheduled turnaround expenses	—	29.4
Depreciation and amortization	19.1	16.8
Refining margin*	142.9	65.3
FIFO impact, unfavorable	1.5	3.9
Refining margin adjusted for FIFO impact*	$144.4	$69.2

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$6.22	$(2.94)
Refining margin*	12.15	6.75
FIFO impact, unfavorable	0.13	0.40
Refining margin adjusted for FIFO impact*	12.28	7.15
Direct operating expenses and major scheduled turnaround expenses	4.31	7.96
Direct operating expenses excluding major scheduled turnaround expenses	4.31	4.92
Direct operating expenses and major scheduled turnaround expenses per barrel sold	3.87	6.89
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$3.87	$4.26
Barrels sold (barrels per day)	145,555	122,838
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three months ended March 31, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses.

	Three Months Ended March 31,
	2017		2016
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	114,243	80.6%	92,938	80.3%
Medium	—	—%	1,513	1.3%
Heavy sour	16,516	11.7%	11,914	10.3%
Total crude oil throughput	130,759	92.3%	106,365	91.9%
All other feedstocks and blendstocks	10,915	7.7%	9,344	8.1%
Total throughput	141,674	100.0%	115,709	100.0%
Production:
Gasoline	74,538	51.6%	64,033	54.8%
Distillate	59,444	41.2%	47,147	40.3%
Other (excluding internally produced fuel)	10,335	7.2%	5,768	4.9%
Total refining production (excluding internally produced fuel)	144,317	100.0%	116,948	100.0%

	Three Months Ended March 31,
	2017	2016
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$471.1	$304.8
Cost of materials and other	393.1	259.4
Direct operating expenses(1)	38.6	40.6
Major scheduled turnaround expenses	12.9	—
Depreciation and amortization	12.8	12.6
Gross profit (loss)	13.7	(7.8)
Add:
Direct operating expenses(1)	38.6	40.6
Major scheduled turnaround expenses	12.9	—
Depreciation and amortization	12.8	12.6
Refining margin*	78.0	45.4
FIFO impact, (favorable) unfavorable	(1.1)	4.8
Refining margin adjusted for FIFO impact*	$76.9	$50.2

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$1.83	$(1.10)
Refining margin*	10.36	6.41
FIFO impact, (favorable) unfavorable	(0.15)	0.68
Refining margin adjusted for FIFO impact*	10.21	7.09
Direct operating expenses and major scheduled turnaround expenses	6.83	5.74
Direct operating expenses excluding major scheduled turnaround expenses	5.12	5.74
Direct operating expenses and major scheduled turnaround expenses per barrel sold	6.89	5.64
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$5.16	$5.64
Barrels sold (barrels per day)	82,967	79,132
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three months ended March 31, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses.

	Three Months Ended March 31,
	2017		2016
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	83,610	96.2%	77,790	97.1%
Medium	—	—%	—	—%
Heavy sour	—	—%	—	—%
Total crude oil throughput	83,610	96.2%	77,790	97.1%
All other feedstocks and blendstocks	3,328	3.8%	2,360	2.9%
Total throughput	86,938	100.0%	80,150	100.0%
Production:
Gasoline	44,417	52.4%	41,845	53.4%
Distillate	30,463	35.9%	30,849	39.3%
Other (excluding internally produced fuel)	9,963	11.7%	5,751	7.3%
Total refining production (excluding internally produced fuel)	84,843	100.0%	78,445	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own approximately 34% of the common units as of March 31, 2017 and serve as the general partner. The financial and operational data include the results of the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the three months ended March 31, 2017 are included in CVR Partners’ press release dated April 27, 2017.

	Three Months Ended March 31,
	2017	2016
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$85.3	$73.1
Cost of materials and other	21.8	16.3
Direct operating expenses(1)	35.9	23.7
Depreciation and amortization	15.4	7.0
Cost of sales	73.1	47.0
Selling, general and administrative expenses	6.9	6.4
Operating income	5.3	19.7
Interest expense and other financing costs	(15.7)	(1.7)
Other income, net	0.1	—
Income (loss) before income tax expense	(10.3)	18.0
Income tax expense	—	—
Net income (loss)	$(10.3)	$18.0

Adjusted Nitrogen Fertilizer EBITDA*	$20.8	$27.9

* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three months ended March 31, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses.

	Three Months Ended March 31,
	2017	2016
Nitrogen Fertilizer Segment Key Operating Statistics:

Consolidated sales (thousand tons):
Ammonia	61.9	24.4
UAN	321.6	267.0

Consolidated product pricing at gate (dollars per ton) (1):
Ammonia	$308	$367
UAN	$160	$209

Consolidated production volume (thousand tons):
Ammonia (gross produced) (2)	219.2	113.7
Ammonia (net available for sale) (2)	80.0	15.1
UAN	341.9	248.2

Feedstock:
Petroleum coke used in production (thousand tons)	132.6	126.9
Petroleum coke used in production (dollars per ton)	$14	$17
Natural gas used in production (thousands of MMBtus)	2,091.2	—
Natural gas used in production (dollars per MMBtu)(3)	$3.41	$—
Natural gas in cost of materials and other (thousands of MMBtus)	1,476.0	—
Natural gas in cost of materials and other (dollars per MMBtu)(3)	$3.59	$—

Coffeyville Facility on-stream factor (4):
Gasification	98.9%	97.7%
Ammonia	98.5%	97.2%
UAN	96.8%	91.4%

East Dubuque Facility on-stream factors (4):
Ammonia	99.6%	—%
UAN	98.2%	—%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$387	$375
Ammonia — Corn belt (dollars per ton)	$424	$441
UAN — Corn belt (dollars per ton)	$215	$229
Natural gas NYMEX (dollars per MMBtu)	$3.06	$1.98

(1)
Product pricing at gate represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(2)
Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into other fertilizer products. Net tons available for sale represent the ammonia available for sale that was not upgraded into other fertilizer products.

(3)	The cost per MMBtu excludes derivative activity, when applicable. The impact of natural gas derivative activity during the periods presented was not material.

(4)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency.

Use of Non-GAAP Financial Measures

To supplement the Company’s actual results in accordance with GAAP for the applicable periods, the Company also uses the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income (loss) is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income (loss) provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding. Adjusted net income (loss) represents net income (loss), as adjusted, that is attributable to CVR Energy stockholders.

	Three Months Ended March 31,
	2017	2016
	(in millions, except per share data)
Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss):
Income (loss) before income tax expense	$53.0	$(52.7)
Adjustments:
FIFO impact, unfavorable	0.3	8.8
Major scheduled turnaround expenses	12.9	29.4
(Gain) loss on derivatives, net	(12.2)	1.2
Current period settlement on derivative contracts (1)	1.2	21.4
Expenses associated with the East Dubuque Merger (2)	—	1.2
Adjusted net income before income tax expense and noncontrolling interest	55.2	9.3
Adjusted net income attributed to noncontrolling interest	(16.7)	(6.6)
Income tax benefit (expense), as adjusted	(15.4)	5.7
Adjusted net income	$23.1	$8.4

Adjusted net income per diluted share	$0.27	$0.10

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other. Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of materials and other) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

The calculation of refining margin and refining margin adjusted for FIFO impact (each a non-GAAP financial measure), including a reconciliation to the most directly comparable GAAP financial measure for the three months ended March 31, 2017 and 2016 is as follows:

Petroleum Segment Operating Data
	Three Months Ended March 31,
	2017	2016
	(in millions)
Net Sales	$1,423.5	$834.0
Operating costs and expenses:
Cost of materials and other	1,201.3	722.3
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	89.2	88.3
Major schedule turnaround expenses	12.9	29.4
Depreciation and amortization	33.3	30.9
Gross profit (loss)	86.8	(36.9)
Add:
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	89.2	88.3
Major schedule turnaround expenses	12.9	29.4
Depreciation and amortization	33.3	30.9
Refining Margin	222.2	111.7
FIFO impact, unfavorable	0.3	8.8
Refining Margin adjusted for FIFO impact	$222.5	$120.5

The calculation of refining margin per crude oil throughput barrel and refining margin adjusted for FIFO impact per crude oil throughput barrel for the three months ended March 31, 2017 and 2016 is as follows:

Petroleum Segment Operating Data
	Three Months Ended March 31,
	2017	2016
Total crude oil throughput barrels per day	214,369	184,155
Days in the period	90	91
Total crude oil throughput barrels	19,293,210	16,758,105

	Three Months Ended March 31,
	2017	2016
	(in millions, except for $ per barrel data)
Refining Margin	$222.2	$111.7
Divided by: crude oil throughput barrels	19.3	16.8
Refining Margin per crude oil throughput barrel	$11.52	$6.67

	Three Months Ended March 31,
	2017	2016
	(in millions, except for $ per barrel data)
Refining Margin adjusted for FIFO impact	$222.5	$120.5
Divided by: crude oil throughput barrels	19.3	16.8
Refining Margin adjusted for FIFO impact per crude oil throughput barrel	$11.54	$7.19

Coffeyville Refinery
	Three Months Ended March 31,
	2017	2016
Total crude oil throughput barrels per day	130,759	106,365
Days in the period	90	91
Total crude oil throughput barrels	11,768,310	9,679,215

	Three Months Ended March 31,
	2017	2016
	(in millions, except for $ per barrel data)
Refining Margin	$142.9	$65.3
Divided by: crude oil throughput barrels	11.8	9.7
Refining Margin per crude oil throughput barrel	$12.15	$6.75

	Three Months Ended March 31,
	2017	2016
	(in millions, except for $ per barrel data)
Refining Margin adjusted for FIFO impact	$144.4	$69.2
Divided by: crude oil throughput barrels	11.8	9.7
Refining Margin adjusted for FIFO impact per crude oil throughput barrel	$12.28	$7.15

Wynnewood Refinery
	Three Months Ended March 31,
	2017	2016
Total crude oil throughput barrels per day	83,610	77,790
Days in the period	90	91
Total crude oil throughput barrels	7,524,900	7,078,890

	Three Months Ended March 31,
	2017	2016
	(in millions, except for $ per barrel data)
Refining Margin	$78.0	$45.4
Divided by: crude oil throughput barrels	7.5	7.1
Refining Margin per crude oil throughput barrel	$10.36	$6.41

	Three Months Ended March 31,
	2017	2016
	(in millions, except for $ per barrel data)
Refining Margin adjusted for FIFO impact	$76.9	$50.2
Divided by: crude oil throughput barrels	7.5	7.1
Refining Margin adjusted for FIFO impact per crude oil throughput barrel	$10.21	$7.09

EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit), and (iii) depreciation and amortization, less the portion of these adjustments attributable to non-controlling interest. Adjusted EBITDA represents EBITDA adjusted for, as applicable, consolidated (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) business interruption insurance recovery and (vii) transaction expenses associated with the East Dubuque Merger, less the portion of these adjustments attributable to non-controlling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders.

A reconciliation of net income attributable to CVR Energy stockholders to EBITDA and EBITDA to Adjusted EBITDA for the three months ended March 31, 2017 and 2016 is as follows:

	Three Months Ended March 31,
	2017	2016
	(in millions)
Net income (loss) attributable to CVR Energy stockholders	$22.2	$(16.2)
Add:
Interest expense and other financing costs, net of interest income	26.8	11.9
Income tax expense (benefit)	14.8	(21.8)
Depreciation and amortization	51.1	40.0
Adjustments attributable to noncontrolling interest	(35.9)	(18.4)
EBITDA	79.0	(4.5)
Add:
FIFO impact, unfavorable	0.3	8.8
Major scheduled turnaround expenses	12.9	29.4
(Gain) loss on derivatives, net	(12.2)	1.2
Current period settlement on derivative contracts (1)	1.2	21.4
Expenses associated with the East Dubuque Merger (2)	—	1.2
Adjustments attributable to noncontrolling interest	(0.8)	(21.3)
Adjusted EBITDA	$80.4	$36.2

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) transaction expenses associated with the East Dubuque Merger and (vii) business interruption insurance recovery, less the portion of these adjustments attributable to noncontrolling interest. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

A reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three months ended March 31, 2017 and 2016 is as follows:

	Three Months Ended March 31,
	2017	2016
	(in millions)
Petroleum:
Petroleum net income (loss)	$67.0	$(68.0)
Add:
Interest expense and other financing costs, net of interest income	11.2	10.8
Income tax expense	—	—
Depreciation and amortization	34.1	31.5
Petroleum EBITDA	112.3	(25.7)
Add:
FIFO impact, unfavorable	0.3	8.8
Major scheduled turnaround expenses	12.9	29.4
(Gain) loss on derivatives, net	(12.2)	1.2
Current period settlements on derivative contracts (1)	1.2	21.4
Adjusted Petroleum EBITDA	$114.5	$35.1

	Three Months Ended March 31,
	2017	2016
	(in millions)
Nitrogen Fertilizer:
Nitrogen fertilizer net income (loss)	$(10.3)	$18.0
Add:
Interest expense and other financing costs, net	15.7	1.7
Income tax expense	—	—
Depreciation and amortization	15.4	7.0
Nitrogen Fertilizer EBITDA	20.8	26.7
Add:
Expenses associated with the East Dubuque Merger (2)	—	1.2
Adjusted Nitrogen Fertilizer EBITDA	$20.8	$27.9

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2)
On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as transaction expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.